UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                                 March 22, 2019

                           UNITED CANNABIS CORPORATION
                  -------------------------------------------
                   (Exact name of registrant as specified in
                                    charter)

                                    Colorado
                ------------------------------------------------
                  (State or other Jurisdiction of Incorporation
                                or Organization)


                             301 Commercial Road, Unit D
      000-54582                    Golden, CO 80401               46-5221947
-----------------------   -----------------------------------  -----------------
   (Commission File        (Address of Principal Executive       (IRS Employer
       Number)                 Offices and Zip Code)             Identification
                                                                     Number)


                                 (303) 386-7321
                  -------------------------------------------
                   (Registrant's telephone number, including
                                   area code)


                                       N/A
              ----------------------------------------------------
                (Former Name or Former Address, if Changed Since
                                  Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 3.02.  Unregistered Sale of Equity Securities.

     On March 22, 2019, the Company issued shares of its Series A preferred stock to the persons, in the amounts and for the consideration shown below.

                                       Series A
            Name                    Preferred Share   Consideration
            ----                    ---------------   -------------

            Earnest Blackmon            1,000            $1,100
            Chad Ruby                     500            $  550

     Each  Series  A  preferred  share  is  convertible  into  one  share of the
Company's common stock. Each Series A preferred share is entitled to 15,000 votes on any matter submitted to the Company's shareholder for their consideration and approval.

     The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933 in connection with issuance of the Series A preferred shares. The persons who acquired these shares were sophisticated investors and were provided full information regarding the Company's operations. There was no general solicitation in connection with the offer or sale of the shares. The persons who acquired the shares acquired them for their own accounts. Any certificates representing the shares will bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNITED CANNABIS CORPORATION


Dated:  April 2, 2019                By: /s/ Chad Ruby
                                         -----------------------------
                                         Chad Ruby
                                         Chief Operator Officer